                                                                  EXHIBIT 10.5.2

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement (the "Agreement") is entered into as of the 31st day of December, 1996, between SEITEL GEOPHYSICAL, INC. ("Assignor") a Delaware corporation, with its principal place of business at 50 Briar Hollow Lane West, 7th Floor, Houston, Texas 77027 and EAGLE GEOPHYSICAL, INC. ("Assignee"), a Delaware corporation, with its principal place of business at 50 Briar Hollow Lane West, 7th Floor, Houston, Texas 77027.

                                  WITNESSETH:

         WHEREAS, Assignor, as Debtor, entered into a certain Loan and Security Agreement dated February 22, 1996 and Supplemental Security Agreement No. One, thereto dated February 22, 1996 (the "LSA") with MetLife Capital Corporation, a Delaware corporation ("MetLife"), as secured party/payee, whereby Assignor granted to MetLife a security interest in certain collateral more specifically described in the Supplemental Security Agreement No. One (the "Collateral") attached hereto as part of Exhibit "A"; and

         WHEREAS, pursuant to such LSA, MetLife made a loan to Assignor and Assignor executed a certain Term Promissory Note dated March 14, 1996 in the original principal amount of $433,000.00 ("Note") payable to MetLife to evidence its obligation to MetLife and to set forth the terms of repayment. The LSA and the Note are sometimes collectively referred to herein as the "Loan." (Copies of the Loan and Security Agreement, Supplemental Security Agreement No. One and the Note are attached hereto and made a part hereof as EXHIBIT "A"); and

         WHEREAS, Assignor has assigned or now wishes to assign to Assignee all of Assignor's right, title and interest in and to the Collateral; and

         WHEREAS, Assignor desires to assign its rights and obligations under the Loan to Assignee, and Assignee desires to accept such assignment and to assume Assignor's obligations under the Loan; and

         WHEREAS, the Loan provides that MetLife's prior consent is required for the effectiveness and enforceability of any such assignment and assumption; and

         WHEREAS, MetLife is willing to give such consent provided that the parties enter into the covenants and make the representations and warranties set forth in this Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Terms used in this Agreement are, unless otherwise defined herein, used as defined in the Loan.

         2. Assignment and Assumption. Assignor hereby sells, assigns, transfers and sets over unto Assignee and unto Assignee's successors and assigns, all right, title, interest and obligations of Assignor under, in and to the Collateral and the Loan. Assignee hereby accepts such assignment, and hereby assumes, and covenants with Assignor and MetLife to perform fully, all the duties of the Assignor under the Loan. It is expressly understood and agreed that Assignee assumes all such obligations notwithstanding the fact that some of such obligations may have accrued prior to the date hereof.

         3. Security Interest. Assignee acknowledges and agrees that it acquires the Collateral subject to MetLife's prior security interest. As security for the obligations referred to in this Agreement, including but not limited to the Notes, now existing or hereafter arising, Assignee hereby conveys, warrants, mortgages, assigns, pledges and grants to MetLife, its successors and assigns, a security interest in all of Assignee's right, title and interest in and to the properties, rights, interests, and privileges in the Collateral.

         4. Representations and Warranties of Assignor and Assignee. Assignor and Assignee represent and warrant individually and respectively, as applicable, to MetLife as follows:

                 a. The Assignee is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the power and authority to enter into and perform its obligations under this Agreement;

                 b. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Assignee and the Assignor, does not require any stockholder approval, or approval or consent of any general or limited partner, trustee or holders of any indebtedness or obligations of the Assignee or Assignor except such as have been duly obtained and does not and will not contravene any law, judgment, governmental rule, regulation or order applicable to or binding on the Assignee or Assignor or any of their subsidiaries or the certificates of incorporation or bylaws of the Assignee or Assignor or any of their subsidiaries or contravene the provisions of, or constitute a default under, or result in the creation of any lien (other than as permitted under the Loan) upon the property of the Assignee or Assignor under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or agreement or instrument, or other contract or agreement to which the Assignee or Assignor or any of their subsidiaries are a party or by which they or any of their subsidiaries may be bound or affected;

                 c. This Agreement constitutes the legal, valid and binding obligation of Assignee and Assignor enforceable against said parties in accordance with its terms;

                 d. Except for the filings and recordings consummated at the time of execution of the Loan and except for the filing and recording of this Agreement, no further action, including any filing or recording of any document, is necessary or advisable in order to establish and protect MetLife's interest in the Collateral as against the Assignee, the Assignor, and any third parties in any applicable jurisdictions in the United States.

         5. Assignor's Continuing Obligation and Guaranty. Assignor covenants with MetLife that notwithstanding its assignment of the Loan to the Assignee, Assignor will duly and punctually perform and observe each and every obligation, covenant, representation, warranty and agreement to be performed and observed by the Debtor under the provisions of the Loan, notwithstanding the fact that Assignee is similarly obligated by the terms of this Agreement to perform or observe those obligations, covenants, representations or warranties of Debtor arising pursuant to the terms of the Loan; provided, however, that Assignor shall have no obligation hereunder to make any payment to MetLife required by any Loan provision to the extent that Assignee has satisfied the obligations of the Debtor arising pursuant to such Loan provision. Except as expressly set forth in the preceding sentence, Assignor is not released in any respect from its obligations to MetLife arising under the Loan or related documents. The Assignor hereby acknowledges and consents that MetLife may agree with the Assignee to extend the time for making payments for any or all of the amounts due or to become due under the Loan and documents executed in conjunction therewith or that the Loan and documents in conjunction therewith may be changed in any manner at the option of said Assignee and without Assignor's consent and that Assignor's obligation to perform in accordance with this Paragraph 5 shall extend to such agreements as changed in the same manner as if such changes had been part of the agreements as originally executed and delivered.

         Assignor hereby absolutely and unconditionally guarantees to MetLife the full and timely performance by Assignee of all obligations whatsoever which the Assignee has incurred or is under or which the Assignee may at any time incur or be under to MetLife pursuant to or in connection with any of the transactions contemplated by the Loan and this Agreement; including but not limited to all obligations of the Assignee for the payment of money whether by reason of covenant, indemnity, breach of warranty or otherwise. MetLife shall not be bound to exhaust its recourse nor to take any other action against the Assignee or other parties or on any Collateral it may hold before being entitled to payment by Assignor of all amounts hereby guaranteed. Assignor specifically agrees that it shall not be necessary or required in order to enforce the obligations of the Assignor hereunder that there be, and specifically waives: notice of performance or nonperformance of the Loan; demand of payment from the Assignee; presentment for payment upon Assignee or the making of any protest; notice of the amount of guaranteed obligations outstanding at any time; notice of nonpayment or failure to perform on the part of the Assignee; and any other circumstances which might otherwise constitute a legal or equitable defense or discharge of a guarantor.

         6. Financial Data. During the term of this Agreement, Assignee will furnish to MetLife and will cause any guarantor of Assignee's obligations to furnish to MetLife on request (i) annual balance sheet and profit and loss statements prepared in accordance with generally accepted accounting principles and practices consistently applied and, if MetLife so requires, accompanied by the annual audit report of an independent certified public accountant reasonably acceptable to MetLife, and (ii) all other financial information and reports that MetLife may from time to time reasonably request, including, if MetLife so requires, income tax returns of Assignee and any guarantor of Assignee's obligations hereunder.

         Assignee shall, from time to time, furnish all such information as MetLife may reasonably request concerning Assignee and its affairs and shall execute and deliver such documents and perform all such other acts that MetLife may reasonably request in order to carry out any transactions contemplated by this Agreement.

         7.      Miscellaneous.

                 a. The representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement or any other agreements or documents executed in connection herewith, and the performance of this Agreement.

                 b. This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

                 c. Neither Assignor nor Assignee may assign or transfer any rights under this Agreement without MetLife's prior written consent.

                 d. This Agreement shall be governed by and construed according to the laws of the State of Washington.

                 e. This Agreement shall not be altered or amended except by an agreement in writing signed by the parties hereto or their successors or assigns, and may not be altered or amended without the express written consent of MetLife.

                 f. This Agreement constitutes the entire agreement between the parties relating to the assignment from Assignor to Assignee of the Assignor's rights and obligations under the Loan or in the Collateral, superseding all prior agreements between the parties.

         8.      Counterparts.

         This Agreement may be signed in any number of counterparts required for the convenience of the parties, all of which when taken together shall form one and the same Agreement.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



ASSIGNOR:                                  ASSIGNEE:
SEITEL GEOPHYSICAL, INC.                   EAGLE GEOPHYSICAL, INC.



By: Jay N. Silverman                       By: /s/ Jay N. Silverman
Its: President                             Its: President


By: /s/ [illegible signature]              By: /s/ [illegible signature]
Its: Assistant Secretary                   Its: Assistant Secretary





                               CONSENT OF METLIFE

On the terms and conditions set forth above, MetLife Capital Corporation hereby consents to the assignment by SEITEL GEOPHYSICAL, Inc. of its rights and obligations under the Loan described above to EAGLE GEOPHYSICAL, INC. dated this 30th day of December, 1996.




                                                   METLIFE CAPITAL CORPORATION



                                                   By: /s/ Judy Johnston
                                                   Its: Vice President

                                  Exhibit "A"


                          LOAN AND SECURITY AGREEMENT


THIS LOAN AND SECURITY AGREEMENT entered into as of the 22nd day of February, 1996 by and between MetLife Capital Corporation, a Delaware corporation, whose address is 10900 NE 4th, Suite #500, Bellevue, WA 98004 ("Lender") and Seitel Geophysical, Inc., a Delaware corporation whose address is 50 Briar Hollow Lane, West Building, 7th Floor, Houston, TX 77027 ("Borrower").

         WHEREAS, Lender has agreed to make a commercial loan or loans to Borrower; and

         WHEREAS, as a condition to making the loans, and in order to secure the repayment thereof, Lender has required Borrower to execute and deliver to Lender this Loan and Security Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender agree as follows:

         1. Creation of Security Interest. As security for the due and punctual payment of any and all of the present and future obligations of the Borrower to Lender, whether direct or contingent or joint or several, Borrower hereby conveys, assigns and grants to Lender a continuing security interest in all of Borrower's rights, title and interests in and to the equipment described in the Supplemental Security Agreement(s) entered into pursuant to this Loan and Security Agreement from time to time ("Equipment") including all present and future additions, attachments and accessories thereto, all substitutions therefor and replacements thereof and all proceeds thereof, including all proceeds of insurance (such Equipment and property hereinafter called "Collateral").

         2. The Loans. (a) Subject to the terms and conditions of this Loan and Security Agreement, Lender agrees to make a loan or loans to Borrower. The maximum principal amount of any loan or loans to be made by Lender to Borrower shall be within Lender's discretion, subject to the exercise of Lender's reasonable business judgment, and shall be as stated in the loan commitment letter issued by Lender to Borrower, or in the event a commitment letter is not issued by Lender, in Lender's internal credit approval (each such loan or loans shall be referred to as "the Loan Amount").

                 (b) The Loan Amount shall be repaid by Borrower as a term loan or term loans ("Term Loan"). The Term Loan shall be evidenced by a promissory note or notes in the form attached hereto as Exhibit "A" ("Term Note"). The payment provisions of each Term Note shall be stated therein.

                 (c) If requested by Borrower, and in accordance with the terms and conditions of Section 3 hereof, Lender shall make interim fundings to Borrower of a Term Loan as partial advances of the Loan Amount ("Interim Loans"). The Interim Loans shall either be for the payment of the acquisition cost of any items of Equipment delivered and accepted by Borrower prior to the expiration date of Lender's loan commitment to Borrower ("Commitment Expiration Date") or to fund progress payments to the vendor or manufacturer of the Equipment, if the making of progress payments was agreed to by Lender in its commitment or approval to make the loan or loans to Borrower. The Interim Loans shall be evidenced by promissory notes in the form attached hereto as Exhibit "B" ("Interim Note"). Interest on all Interim Loans shall be payable as provided therein. The principal amount due under the Interim Loans shall be due as provided in the Interim Notes, at which time, provided no Event of Default hereunder has occurred and is continuing or event which with the passing of time or giving of notice or both would become an Event of Default hereunder has occurred and is continuing, Lender shall consolidate all Interim Loans and convert them to a Term Loan evidenced by a Term Note or Notes. Whether or not a Term Loan is evidenced by one or more Term Notes shall be as agreed between Lender and Borrower, or in the absence of such an agreement, as decided by Lender, in the exercise of its reasonable business judgment.

                 (d) In the event that the amount loaned pursuant to the Interim Loans is less than the Loan Amount, subject to Borrower's compliance with the terms and conditions of this Loan and Security Agreement (including the satisfaction of the conditions of borrowing set forth in Section 7 of this Loan and Security Agreement, including but not limited to providing Lender with a description of the items of Equipment), Lender shall disburse to Borrower the balance of the Loan Amount on the same date that the Interim Loans are convened into a term loan.

         3. Method For Borrowing On Interim Loan. Borrower shall give Lender at least five (5) business days written notice of a request for the disbursement of an Interim Loan ("Request"), specifying the date on which the Interim Loan is to be disbursed. Such Request shall be in the form attached hereto as Exhibit "C". Such Request shall be accompanied by an original copy of the invoice or invoices to be paid from the Interim Loan. Such Request shall constitute a representation and warranty by the Borrower that

(i) as of the date of the Request no Event of Default or event which with the passing of time or the giving of notice or both would constitute an Event of Default hereunder has occurred and is continuing and (ii) in the event items of Equipment have been delivered to the Borrower, Borrower has unconditionally accepted the Equipment from the vendor thereof. Subject to the conditions of this Loan and Security Agreement, Lender shall disburse the Interim Loan to the invoicing party, or if Borrower shall have paid the amount of such invoice, Lender shall reimburse Borrower, upon receipt of proof of payment from Borrower.

         4. Cross Collateral/Cross Default. All Collateral shall secure the payment and performance of all of Borrower's liabilities and obligations to Lender hereunder and under any of the loan documents relating hereto including, but not limited to, all Interim Notes and all Term Notes (the Loan and Security Agreement, the interim Notes, the Term Notes, the Supplemental Security Agreement(s) and all other loan documents may be referred to herein collectively as the "Loan Documents"). Lender's security interest in the Collateral shall not be terminated until and unless all of Borrower's obligations to Lender under any of the Loan Documents are fully paid and performed. The occurrence of an event of default under any other of the Loan Documents shall be deemed to be an Event of Default hereunder and an Event of Default hereunder shall be deemed to be an event of default under any other of the Loan Documents.

         5. Representations And Warranties. Borrower hereby represents and warrants as follows:

                 (a) Power and Authorization. Borrower has the full power and (corporate) authority to execute, deliver and perform Borrower's obligations under the Loan Documents. The execution and delivery of the Loan Documents have been authorized by all requisite corporate (or partnership) action on the part of Borrower. The execution, delivery and performance of the Loan Documents have not constituted and will not constitute a breach, default, or violation of or under Borrower's articles of incorporation, by-laws (partnership agreement), or any other agreement, indenture, contract, lease, law, order, decree, judgment, or injunction to which Borrower is a party or may be bound and have not resulted and will not result in the creation of any lien upon the Equipment pursuant to any agreement, indenture, lease, contract or other instrument to which Borrower is a party, except the lien created by this Loan and Security Agreement.

                 (b)      Existence.  If Borrower is a corporation, Borrower
                          (i) is duly incorporated, validly existing and in





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
                          good standing under the laws of its state of incorporation, (ii) has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, and (iii) is duly qualified to transact business as a foreign corporation in each jurisdiction where the Equipment will be located and in the jurisdiction where its principal place of business is located. If Borrower is a partnership, Borrower (i) has been duly formed as a (limited or general) partnership under the laws of the state of its organization, (ii) is comprised of the general partner(s) listed on the Schedule of Partners attached to this Loan and Security Agreement, and
                          (iii) is in good standing under the laws of the state of its formation.

                 (c) Binding Effect. This Loan and Security Agreement constitutes the valid and binding agreement of the Borrower; the Interim Notes and the Term Note, when executed and delivered, will constitute the valid and binding obligations of the Borrower; and the Loan Documents are enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by the bankruptcy laws, and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                 (d) Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower, threatened against or affecting the Borrower, before any court or arbitrator or any governmental body, agency or official which has not been previously disclosed to the Lender in writing and in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial condition or results of operations of the Borrower or which would in any manner draw into question the validity of any of the Loan Documents.

                 (e) Filing of Tax Returns. The Borrower has filed all tax returns required to have been filed and has paid all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes which are payable by it, to the extent the same have become due and payable. The Borrower knows of no proposed tax assessment against it and all tax liabilities of the Borrower are adequately provided for.

                 (f) Title. The Borrower has or shall have at the time it executes the Term Note good and indefeasible title to the Collateral free and clear of all liens other than the Lender's lien.

                 (g) Compliance with Law. The business and operations of the Borrower have been and are being conducted in accordance with all applicable laws, rules and regulations, other than violations which could not (either individually or collectively) have a material adverse effect on the financial condition or operations of the Borrower.

                 (h) Full Disclosure. All documents, records, instruments, certificates, statements (including, but not by way of limitation, financial statements of Borrower) and information provided to Lender by Borrower in connection with this Loan and Security Agreement are true and accurate in all material respects and do not contain any untrue statement, or fail to contain any statement of a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to the Borrower that Borrower has not disclosed in writing which could materially and adversely affect the financial condition or operations of Borrower.

                 (i) Security Interest. The security interest granted to Lender hereunder is a valid, first priority security interest in the Collateral and has been or promptly after the execution of the Supplemental Security Agreement describing the Collateral will be, perfected in accordance with the requirements of all states in which any item of the Collateral is located.

                 (j) Personal Property. Under the laws of the state(s) in which the Collateral is to be located, the Collateral is deemed to consist solely of personal property.

                 (k) Pollution and Environmental Control. Borrower has obtained all permits, licenses and other authorizations which are required under, and is in material compliance with, all federal, state, and local laws and regulations relating to pollution, reclamation, or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into air, water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes. Borrower shall maintain all such permits, licenses, and authorizations current.

         6.      Covenants.  Borrower hereby agrees and covenants as follows:

                 (a) Payment. Borrower shall pay the indebtedness secured hereby as provided herein and in the Interim Notes and Term Notes.

                 (b) Location of Collateral. Borrower will keep the Collateral located at the location or locations stated on the Supplemental Security Agreements, provided, however, that Borrower may change the location of the collateral with Lender's prior written consent.

                 (c) No Liens. Except for the security interest granted hereby or under any other agreement under which Lender is the secured party, whether as mortgagee, beneficiary or otherwise, Borrower shall keep the Collateral free and clear of any security interest, lien or encumbrance of any kind and Borrower shall not sell, assign (by operation of law or otherwise) exchange or otherwise dispose of any of the Collateral.

                 (d) Insurance. Borrower shall procure and continuously maintain and pay for (a) all risk physical damage and property insurance covering loss or damage to the equipment for not less than the full replacement value thereof naming Lender as loss payee and (b) bodily injury and property damage combined single limit liability insurance, all in such amounts and against such risks and hazards as are reasonably required by Lender, with insurance companies and pursuant to contracts or policies held with deductibles satisfactory to Lender. All contracts and policies shall include provisions for the protection of Lender notwithstanding any act or neglect of or breach or default by Borrower, shall provide for payment of insurance proceeds to Lender shall provide that they may not be modified, terminated or cancelled unless Lender is given at least thirty (30) days' advance written notice thereof, and shall provide that the coverage is "primary coverage" for the protection of Borrower or Lender notwithstanding any other coverage carried by Lender protecting against similar risks.

                          Borrower shall promptly notify any appropriate insurer and Lender of each and every occurrence, which may become the basis of a claim or cause of action against the insured and provide Lender with ail data pertinent to such occurrence. Borrower shall furnish Lender with certificates of such insurance or copies of policies upon request and shall furnish Lender with renewal certificates not less than thirty (30) days prior to the renewal date. Proceeds of all insurance are payable first to Lender to the extent of its interest.

                 (e) Financing Statements. At the request of Lender, Borrower will join Lender in executing one or more financing statements pursuant to the Uniform Commercial Code and other documents deemed necessary by Lender under applicable law to record or perfect its security interest in the Collateral, including continuation statements, in form satisfactory to Lender and will pay the cost of filing the same in all public offices wherever filing is deemed by Lender to be necessary or desirable. Borrower hereby authorizes Lender, in such jurisdictions where such action is authorized by law, to effect any such recordation or filing of financing statements or other documents without Borrower's signature thereto.

                 (f) Change of Name or Address. Borrower will immediately notify Lender in writing of any change in its place of business or the adoption or change of any tradename or fictitious business name, and will upon request of Lender, execute any additional financing statements or other similar documents necessary to perfect or maintain its security interest.

                 (g) Use of Equipment, Maintenance. Borrower will cause the Equipment to be used in a careful and proper manner, will comply with and conform to all governmental laws, rules and regulations relating thereto, and will cause the Equipment to be operated in accordance with the manufacturer's or supplier's instructions or manuals and only by competent and duly qualified personnel. Borrower will cause the Equipment to be kept and maintained in good repair, condition and working order and will furnish all pans, replacements, mechanisms, devices and servicing required therefor so that the value, condition and operating efficiency thereof will at all times be maintained and preserved, normal wear and tear excepted. All such repairs, pans, mechanisms, devices and replacements shall immediately, without further act, become part of the Equipment and subject to the security interest created by this Loan and Security Agreement.
                          Borrower will not make any improvement, change, addition or alteration to the Equipment if such improvement, change, addition or alteration will impair the originally intended function or use of the Equipment or impair the value of the Equipment as it existed immediately prior to such improvement, change, addition or alteration. Any part added to the Equipment in connection with any improvement, change, addition or alteration shall immediately, without further act, become part of the Equipment and subject to the security interest created by this Loan and Security Agreement.

                 (h) Inspection. Lender may at any reasonable time or times inspect the Equipment and may at any reasonable time or times inspect the books and records of Borrower.

                 (i) Taxes. Borrower shall promptly pay, when due, all charges, fees, assessments and taxes (excluding all taxes measured by Lender's income) which may now or hereafter be imposed upon the ownership, leasing, possession, sale or use of the Collateral.

                 (j) Performance by Lender. If Borrower fails to perform any agreement or obligation contained herein, Lender may itself perform, or cause the performance of such agreement or obligation. Borrower will pay, or reimburse Lender, on demand, for any and all fees, including attorneys' fees, costs and expenses of whatever kind or nature incurred by Lender in connection with (i) the creation, preservation and protection of Lender's security interest in the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, (ii) payments or discharge of any taxes or liens upon or in respect of the Collateral, (iii) premiums for insurance with respect to the Equipment and (iv) this Loan and Security Agreement and with protecting, maintaining or preserving the Collateral and Lender's interests therein, whether through judicial proceedings or otherwise, or in connection with defending or prosecuting any actions, suits or proceedings arising out of or related to the Loan and Security Agreement and the Loan Documents or in connection with any debt restructuring, loan workout negotiations or bankruptcy or insolvency case or proceedings. All such amounts shall constitute obligations of Borrower secured by the Collateral. In the event that Borrower fails to perform any of its agreements contained herein, Borrower will, on demand, reimburse Lender for all such expenditures, together with interest thereon from the date of such expenditure until fully reimbursed at the rate of two percent (2%) per month on the outstanding balance of such expenditures or the highest rate permitted by law, whichever is less.

                 (k) Power of Attorney. Borrower hereby irrevocably appoints Lender Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Loan and Security Agreement, including, without limitation: (i) to obtain, compromise and adjust insurance required to be paid to Lender; (ii) to ask, demand, collect, sue for, recover, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
                          (iii) to receive, endorse, and collect any drafts or other instruments, documents, and chattel paper in connection with clause (i) or (ii) above; and (iv) to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral.

                 (l) No Duties. The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                 (m) Financial Data. Borrower will furnish to Lender and will cause any guarantor of Borrower's obligations to furnish to Lender on request (i) annual balance sheet and profit and loss statements prepared in accordance with generally accepted accounting principles and practices consistently applied and, if Lender so requires, accompanied by the annual audit report of an independent certified public accountant reasonably acceptable to Lender, and (ii) all other financial information and reports that Lender may from time to time reasonably request, including, if Lender so requires, income tax returns of Borrower and any guarantor of Borrower's obligations hereunder.

         7. Conditions of Borrowing. Lender shall not be obligated to make any loan hereunder unless:

                 (a) The Interim Notes or Term Notes evidencing such loan shall have been duly executed and delivered to Lender;

                 (b) Borrower shall have executed and delivered to Lender the Supplemental Security Agreement describing the Collateral and stating, except with respect to progress payment fundings, the location thereof;

                 (c) Except with respect to progress payment fundings, Lender shall have received evidence (as described in Section 6d hereof) that insurance has been obtained in accordance with the provisions of this Loan and Security Agreement;

                 (d) Lender shall have received any and all third party consents, waivers or releases deemed necessary or desirable by it in connection with the loan and the Collateral being financed, including, without limitation, Uniform Commercial Code lien releases and the consent and waiver, in form and substance satisfactory to Lender, of each and every realty owner, landlord and mortgagee holding an interest in or encumbrance on the real property where any of the Collateral is to be located;

                 (e) All filings, recordings and other actions deemed necessary or desirable by Lender in order to establish, protect, preserve and perfect its security interest in the Collateral being financed by such loan as a valid perfected first priority security interest shall have been duly effected, including, without limitation, the filing of financing statements and the recordation of landlord (owners) and/or mortgagee waivers or disclaimers, all in form and substance satisfactory to Lender, and all fees, taxes and other charges relating to such filings and recordings shall have been paid by Borrower;

                 (f) The representations and warranties contained in this Loan and Security Agreement shall be true and correct in all respects on and as of the date of the making of any loan hereunder with the same effect as if made on and as of such date;

                 (g) In the sole judgment of Lender, there shall have been no material adverse change in the financial condition, business or operations of Borrower from the earliest date of any financial statement, credit report, business report or similar document submitted to Lender for its review;

                 (h) All Loan Documents shall be satisfactory to Lender's attorneys; and

                 (i) Lender shall have received, in form and substance satisfactory to Lender, such other documents as Lender shall require including, but not limited to a Request, proof of payment, vendor invoices and certificates of authority and incumbency.

         8. Default. The occurrence of any of the following events, following the giving of any required notice and/or the expiration of any applicable period of grace, shall constitute an event of default ("Event of Default") hereunder:

                 (a) Borrower's default in payment of any installment of the principal of or interest on any Interim Note or Term Note when and after the same shall become due and payable, whether at the due date thereof or by acceleration or otherwise, which default shall continue unremedied for ten (10) days; or

                 (b) The failure by Borrower to make payment of any other amount payable hereunder or under any Interim Note or Term Note, and the continuance of such failure for more than ten (10) days after written notice thereof by Lender to Borrower; or

                 (c) The failure by Borrower to perform or observe any covenant, condition, obligation or agreement to be performed or observed by it hereunder, which failure shall continue unremedied for thirty (30) days after written notice thereof by Lender to Borrower; or

                 (d) The occurrence of a default described in Section 4 hereof; or

                 (e) Any warranty, representation or statement made or furnished with respect to the Borrower or the Collateral to Lender by or on behalf of Borrower, in connection with this Loan and Security Agreement, or the indebtedness secured hereby, shall prove to have been false in any adverse, material respect when made or furnished; or

                 (f) Borrower shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for Borrower or for a substantial pan of its property without its consent and shall not be dismissed for a period of sixty (60) days; or bankruptcy, reorganization, liquidation, insolvency or dissolution proceedings shall be instituted by or against Borrower and, if instituted against Borrower, shall be consented to or be pending and not dismissed for a period of sixty
                          (60) days; or any execution or writ of process shall be issued under any action or proceeding against Borrower in such capacity whereby any of the Collateral may be taken or restrained; Borrower shall cease doing business as a going concern; or, without the prior written consent of Lender, Borrower shall sell, transfer or dispose of all or substantially all of its assets or property; or

                 (g)      The liquidation, merger, consolidation,
                          reorganization, conversion to an "S" status or dissolution, if Borrower is a corporation or partnership, of Borrower, if in Lender's reasonable opinion, such act shall materially and adversely affect Borrower's ability to perform under any of the Loan Documents; or

                 (h) Any item of Collateral is seized or levied on under legal or governmental process or for any reason Lender deems itself insecure. Lender shall be entitled to deem itself insecure when some event occurs, fails to occur or is threatened or some objective condition exists or is threatened which significantly impairs the prospects that any of Borrower's obligations to Lender will be paid when due, which significantly impairs the value of the Collateral to Lender or which significantly affects the financial or business condition of Borrower.

                                  The occurrence of an Event of Default shall
                          terminate any commitment or obligation by Lender to make any of the loans contemplated by this Loan and Security Agreement.

         9. Remedies Upon Default. Upon the occurrence of an Event of Default hereunder, Lender may, at its option, do any one or more of the following:

                 (a) Declare all obligations of Borrower to Lender to be immediately due and payable, whereupon all unpaid principal of and interest on said indebtedness and other amounts declared due and payable shall be and become immediately due and payable;

                 (b) Take possession of all or any of the Collateral and exclude therefrom Borrower and all others claiming under Borrower, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Borrower in respect to the Collateral or any pan thereof. In the event Lender demands, or attempts to take possession of the Collateral in the exercise of any rights under this Loan and Security Agreement, Borrower promises and agrees to promptly turn over and deliver complete possession thereof to Lender;

                 (c) Require Borrower to assemble the Collateral, or any portion thereof, at a place designated by Lender and reasonably convenient to both parties, and promptly to deliver such Collateral to Lender, or an agent or representative designated by it;

                 (d) Sell, lease or otherwise dispose of the Collateral at public or private sale, without having the Collateral at the place of sale, and upon terms and in such manner as Lender may determine (and Lender may be a purchaser at any sale); and

                 (e) Exercise any remedies of a secured party under the Uniform Commercial Code as adopted in the state where the Collateral is located or any other applicable law.

                                  Except as to portions of the Collateral which
                          are perishable or threaten to decline speedily in value or are of a type customarily sold on a recognized market, Lender shall give Borrower at least ten (10) days' prior written notice of the time and place of any public or private sale of the Collateral or other intended disposition thereof to be made. Such notice may be mailed to Borrower at the address set forth in the first paragraph of this Loan and Security Agreement. Borrower hereby specifically agrees (to the extent that applicable law and public policy allows it to effectively do so) that any public or private sale held in accordance with the terms of this Loan and Security Agreement shall, for the purpose of the Uniform Commercial Code as adopted in the state where the Collateral is located and for all other purposes, be deemed to have been conducted in a commercially reasonable manner and in good faith.

                                  The proceeds of any sale under Section 9(d)
                          shall be applied as follows:

                               (i) To the repayment of the costs and expenses of retaking, holding and preparing for the sale and the selling of the Collateral (including legal expenses and attorneys' fees) and the discharge of all assessments, encumbrances, charges or liens, if any, on the Collateral prior to the lien hereof (except any taxes, assessments, encumbrances, charges or liens subject to which such sale shall have been made);

                              (ii) To the payment of the whole amount then due and unpaid of the indebtedness of Borrower to Lender;

                              (iii) To the payment of other amounts then secured hereunder; and

                              (iv) The surplus, if any shall be paid to the Borrower or to whomsoever may be lawfully entitled to receive the same.

                                  Lender shall have the right to enforce one or
                          more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Lender from pursuing any funkier remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Borrower until full payment of any deficiency has been made in cash.

         10. Limitation on Interest. It is the intent of the parties to this Loan and Security Agreement to contract in strict compliance with applicable usury laws from time to time in effect. In furtherance thereof, the parties stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay for the use, forbearance or detention of money at a rate in excess of the maximum interest rate permitted to be charged by applicable law from time to time in effect.

         11. Personal Property/Tags. No item of Equipment will be attached or affixed to realty or any building without Lender's prior knowledge and written consent and waiver of the landlord and the mortgagee, if any, of the real property. If so requested by Lender, Borrower will affix tags supplied by Lender, reflecting Lender's security interest in the Equipment.

         12. Loss and Damage. Borrower shall bear the risk of damage, loss, theft, or destruction, partial or complete of the Equipment, whether or not such loss or damage is covered by insurance, except that while Borrower is not in default, Lender agrees to apply toward payment of obligations of Borrower insurance proceeds payable to Lender by reason of such damage, loss, theft, or destruction. In the event of any damage, loss, theft, or destruction, partial or complete, of any item of Equipment, Borrower shall promptly notify Lender in writing and at the option of Lender (a) repair or restore the Equipment to good condition and working order, or (b) replace the Equipment with similar equipment in good repair, condition and working order, or (c) pay Lender, in cash, an amount equal to the unamortized equipment cost for the item or if the Equipment was not purchased with the loan proceeds, the pro rata portion of the outstanding principal balance due under the Interim Note or Term Note, as the case may be, and all other amounts relating to that item of Equipment then due and owing hereunder, and upon payment of that amount, Lender's lien shall be terminated with respect to that item of Equipment only and Lender will release its interest in that item of Equipment.

         13. Assignment. Borrower may not assign or transfer any rights under this Loan and Security Agreement or to the Collateral without Lender's prior written consent.

         14. Indemnification. Borrower shall indemnify and hold harmless Lender from and against any and all claims, losses, liabilities, causes of action, costs and expenses (including the fees of Lender's attorneys) ("Claims") in any way relating to or arising out of this Loan and Security Agreement, the other Loan Documents or the Collateral, except for any Claims resulting solely and directly from Lender's gross negligence or willful misconduct.

         15. Notices. Whenever Borrower or Lender shall desire to give or serve any notice, demand, request or other communication with respect to this Loan and Security Agreement, each such notice, demand, request or communication shall be in writing and shall be effective only if the same is physically delivered or is by certified mail, postage prepaid, return receipt requested, or by overnight courier, postage prepaid, mailed to the parties at the addresses set forth in the first paragraph of this Loan and Security Agreement, with a copy to Lender's Vice President of Credit. Any party hereto may change its address for such notices by delivering or mailing to the other parties hereto, as aforesaid, a notice of such change.

         16. No Waiver by Lender. By exercising or failing to exercise any of its rights, options or elections hereunder, Lender shall not be deemed to have waived any breach or default on the pan of Borrower or to have released Borrower from any of the obligations secured hereby, unless such waiver or release is in writing and is signed by Lender. In addition, the waiver by Lender of any breach hereof for default in payment of an indebtedness secured hereby shall not be deemed to constitute a waiver of any succeeding breach or default.

         17. Further Agreements. From time to time, Borrower will execute such further instruments as Lender may reasonably require, in order to protect, preserve, and maintain the security interest granted hereby.

         18. Binding upon Successors. All agreements, covenants, conditions and provisions of this Loan and Security Agreement shall apply to and bind the successors and assigns of all parties hereto.

         19. Governing Laws. This Loan and Security Agreement shall be governed by the laws of the State of Washington.

         20. Amendment. This Loan and Security Agreement can be modified or rescinded only by a writing expressly referring to this Loan and Security Agreement, signed by both of the parties hereto.

         21. Invalidity of Provisions. Every provision of this Loan and Security Agreement is intended to be severable. In the event that any term or provision hereof is declared by a court to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable, then to the extent possible all of the other provisions shall nonetheless remain in full force and effect.

IN WITNESS WHEREOF, Borrower and Lender have duly executed this Loan and Security Agreement the day and year first above written.


Lender:                                         Borrower:
        -----------------------                          ---------------------

By:                                             By:
    ---------------------------                    ---------------------------

(Print Name):                                   (Print Name):
              -----------------                              -----------------

Title:                                        Title:
       ------------------------                     --------------------------

                                                  Social Security Number: ______
                                                  (If Borrower is an Individual)

                                                  Federal Tax Identification
                                                  Number: ______________________

SUPPLEMENTAL SECURITY AGREEMENT NO. ONE
LOAN #2004096-001


         This Supplemental Security Agreement is executed by SEITEL GEOPHYSICAL, INC. ("Borrower") pursuant to the terms of a Loan and Security Agreement dated February 22, 1996 between Borrower and MetLife Capital Corporation ("Lender"). All capitalized terms used herein that are not otherwise defined herein shall have the respective meanings given to such terms in the Loan and Security Agreement.

         In order to provide security for the payment and performance of Borrower's obligations under the Loan Documents, Borrower has granted to Lender a first priority security interest in the Collateral. In addition to said grant, Borrower intends by this Supplemental Security Agreement to grant to Lender a first priority security interest in the items of Equipment identified herein.

         1. To further secure the payment and performance of all of Borrower's obligations to lender under the Loan Documents, Borrower hereby grants to Lender a first priority security interest in the items of Collateral described below, including all present and future additions, attachments and accessories thereto, all substitutions therefor and replacements thereof and all proceeds thereof, including all proceeds of insurance:

  Qty.   Model/Mfr.    Description     Serial No.    Cost or Appraised Value
  ----   ----------    -----------     ----------    -----------------------
   50               Configurable SAR  830 thru 879        $433,000.00

         2. Borrower hereby (a) affirms that the representations and warranties set forth in Section 5 of the Loan and Security Agreement are true and correct as of the date hereof; (b) represents and warrants that Lender has a first priority security interest in the Collateral; and (c) represents and warrants that the above described equipment will be maintained at the following location(s):

         59 Highway South
         Rosenberg, TX 77471

         3. The Loan Amount for loans to be made pursuant to this Supplemental Security Agreement is $433,000.00.

         4. The Commitment Expiration Date for loans to be made pursuant to this Supplemental Security Agreement is March 31, 1996.

         5. The amount of liability insurance required to be maintained by Borrower pursuant to Section 6(d) of the Loan and Security Agreement is $300,000.00.

         6. All of the terms and provisions of the Loan and Security Agreement are hereby incorporated in and made a part of this Supplemental Security Agreement to the same extent as if fully set forth herein.

         In witness whereof, Borrower has executed and delivered this Supplemental Security Agreement this _____day of ___________, 1996.


                                Borrower:        SEITEL GEOPHYSICAL, INC.

                                By:
                                                 --------------------------
                                (Print Name):
                                                 --------------------------
                                Title:
                                                 --------------------------

No. 2004096-001                                             TERM PROMISSORY NOTE
$433,000.00                                                       March 14, 1996


         FOR VALUED RECEIVED, the undersigned, SEITEL GEOPHYSICAL, INC., ("Maker"), promises to pay to the order of MetLife Capital Corporation ("Payee"), at its office at P.O. Box C-97550, Bellevue, Washington 98009, the principal sum of Four Hundred Thirty Three Thousand and no/100ths ($433,000.00) Dollars together with interest on unpaid principal from the date of disbursement of such principal amount until payment in full at a rate of 7.52 percent (7.52%) per annum ("Rate") computed on the basis of a 360 day year of twelve consecutive thirty day months. Interest hereunder shall be paid on the unpaid principal, together with principal, in Thirty Six (36) installments of Thirteen Thousand Four Hundred Seventy Two Dollars and 97/100ths ($13,472.97) commencing on April 14, 1996 and monthly thereafter until March 14, 1999, on which date the entire balance of principal and interest unpaid shall be due and payable. It is agreed that each installment, when paid, shall be applied by the holder hereof, first so much as shall be required to the payment of interest accrued as specified hereto, and the balance thereof to the repayment of the principal sum.

         Except as may be otherwise expressly provided herein, this Note may not be prepaid in whole or in part, except with the prior written consent of Payee. Maker shall have the privilege of prepaying all (but not part) of the then outstanding balance under this Note on March 14, 1998 or on any installment due date thereafter, subject to giving thirty (30) days prior written notice to Payee specifying the date of prepayment and further subject to payment of a prepayment premium equal to the amount, if any, required to offset the adverse impact to Payee of any decline in interest rates. The prepayment premium is determined by (i) calculating the decrease, expressed in basis points (but not less than zero) in the current weekly average yield for Two (2)-year U.S. Treasury Constant Maturities as published in Federal Reserve Statistical Release H.15(519) (the "Index") from the weekly average yield of
5.040 as of January 23, 1996 to the Friday (or, if Friday is not a business day, the last business day) of the week immediately preceding the prepayment date (ii) dividing the difference by 100, (iii) multiplying the result by the applicable "Premium Factor" set forth below, and (iv) multiplying the product by the principal to be prepaid. Any prepayment shall be applied first to the prepayment premium, if any, next to accrued interest and late charges (if any), and thereafter to the principal then outstanding. The Premium Factor shall be the amount shown on the following chart for the month in which prepayment occurs.

Number of Months Remaining         (Years)         Premium Factor
--------------------------         -------         --------------

        12 - 1                       (1)                .005

         In the event the Federal Reserve Board ceases to publish Statistical Release H.15(519), then the decrease in Two-Year U.S. Treasury Constant Maturities will be determined from another source designated by Payee.

         If Maker shall have given to Payee notice of Maker's intention to so prepay, Maker shall not then be entitled to withdraw such notice, and the indebtedness proposed to be prepaid in such notice together with the aforesaid prepayment fee, if applicable, shall be due and payable upon the date specified for such prepayment in such notice. Upon the occurrence of an Event of Default and acceleration of payment of indebtedness evidenced hereby during a period open to prepayment, Maker shall pay to Payee, in addition to any and all other sums due and payable hereunder, as liquidated damages for the loss of Payee's investment and not as a penalty, an amount equal to the prepayment fee which would have been payable hereunder on such date of acceleration in the event of a voluntary prepayment. Maker and Payee agree that the foregoing amounts do not constitute penalties but rather constitute reasonable calculations of the investment loss that would be sustained by Payee in the event of such prepayment.

         It is specifically understood and agreed by Maker that, in the event of a default under this Note or under any instrument securing the Note, a tender of payment of the unpaid principal and accrued interest then outstanding shall be deemed a prepayment, and, accordingly, said tender must include the premium herein above required, or if said tender is made prior to the time this privilege is operative, then said tender must include a premium equal to six
(6) months' interest at the Rate computed on the principal amount so tendered. It is further understood and agreed by Maker that Payee shall not be obligated to accept said tender, and said tender shall for all purposes be deemed ineffectual and deficient, unless said tender shall include the premium herein above required.

         In the event that Payee does not receive any payment on the date due, Maker will pay Payee a late charge of five percent (5%) of the payment outstanding together with the payment and, provided said sum is received within ten (10) days of the date due, Payee agrees not to demand immediate payment of the whole sum of principal and interest as otherwise permitted herein.

         If, from any circumstances whatsoever, payment of any obligation due under this Note at the time such performance shall be due shall involve exceeding the maximum amount currently prescribed by any applicable usury statute or any other applicable law, then such obligation shall be reduced to such maximum amount, so that in no event shall any payment be possible under this Note, or under any other instrument evidencing or securing the indebtedness evidenced hereby, that is in excess of such maximum amount.

         In the event that an Event of Default shall occur under the Loan and Security Agreement (as hereinafter defined) or any other instrument now or hereafter securing repayment hereof, following any required notice and/or the expiration of any applicable period of grace, then, and in such event, the principal indebtedness evidenced hereby, and any other sums advanced hereunder, together with all unpaid interest accrued thereon, shall, at the option of Payee, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. TIME is OF THE ESSENCE WITH RESPECT TO THIS NOTE. Interest shall accrue on the outstanding principal for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein, at the rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate allowable under law. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default should Payee, at its sole option, allow such default to be cured. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees, whether or not suit is filed.

         This Note is one of the notes referred to in and is secured by the Loan and Security Agreement dated February 22, 1996 between Maker and Payee. The terms of the Loan and Security Agreement are incorporated herein by reference.

         This Note consolidates the following Interim Notes executed by Maker in favor of Payee


     Interim Note Number                 Date          Principal Amount
     -------------------                 ----          ----------------

     Request for Loan Proceeds One   March 14, 1996      $433,000.00

         Maker waives any right of exemption and waives presentment, protest and demand and notice of protest, demand and of dishonor and nonpayment of this Note, and consents that any holder hereof shall have the right, without notice, to grant any extension or extensions of time for payment of this Note or any part thereof or any other indulgences or forbearances whatsoever, or may release any of the security for this Note without in any way affecting the liability of any other party for the payment of this Note.

         The due payment and performance of Maker's obligations hereunder shall be without regard to any counterclaim, right of offset, or any other counterclaim whatsoever which Maker may have against Payee and without regard to any other obligations of any nature whatsoever which Payee may have to Maker, and no such counterclaim or offset shall be asserted by Maker in any action, suit or proceeding instituted by Payee for payment of Maker's obligations hereunder.

         This Note and the Loan and Security Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

         Maker acknowledges that there is no presumption that the value of the property securing this Note is equal to the face amount of the Note, and that a deficiency judgment may be necessary in proceedings taken for enforcement hereof.

         No amendment to this Note shall be binding upon Payee unless it is in writing and duly signed by Payee.


         IN WITNESS WHEREOF, the Maker has caused these presents to be duly signed the date first above written.




                                    Borrower:        SEITEL GEOPHYSICAL, INC.

                                    By:
                                                     ---------------------------
Witness:                            (Print Name)
         --------------------                        ---------------------------
                                    Title:
                                                     ---------------------------